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                     AMR CLASS              PLANAHEAD CLASS
                INSTITUTIONAL CLASS          SERVICE CLASS

Supplement Dated January 16, 2007 to the Statement of Additional Information
                         dated March 1, 2006
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The first paragraph under the section titled Disclosure of Portfolio Holdings is hereby replaced with the following:

   The Funds and Portfolios of the Master Trust publicly disclose portfolio holdings information as follows:

     1. a complete list of holdings for each Fund and Portfolio on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;
     2. a complete list of holdings for each Fund and Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;
     3. a complete list of holdings for each Fund (excluding the Index Funds) and Portfolio as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of the month;
     4. ten largest holdings for each Fund (excluding the Index Funds and Money Market Funds) as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter; and
     5. ten largest holdings for the Index Funds, Money Market Funds, and Portfolios as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.